                             ING INVESTORS TRUST
               ING Eagle Asset Capital Appreciation Portfolio

                     Supplement dated September 29, 2006
                  to the Adviser Class, Institutional Class,
                Service Class, and Service 2 Class Prospectuses
                           each dated April 28, 2006

On September 21, 2006 the Board of Trustees of ING Investors Trust approved a proposal to reorganize ING Eagle Asset Capital Appreciation Portfolio "Disappearing Portfolio" into ING Neuberger Berman Partners Portfolio "Surviving Portfolio."

           DISAPPEARING PORTFOLIO                               SURVIVING PORTFOLIO
           ----------------------                               -------------------
ING Eagle Asset Capital Appreciation Portfolio        ING Neuberger Berman Partners Portfolio

The proposed reorganization is subject to approval by shareholders of the Disappearing Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place in December 2006. Shareholders will be notified if the reorganization is not approved.